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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CUNO Incorporated (the "Company") on Form 10-Q for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark G. Kachur, Chief Executive Officer; and Frederick C. Flynn, Jr.; Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Mark G. Kachur
---------------------------
Mark G. Kachur
Chief Executive Officer
August 21, 2002

/s/ Frederick C. Flynn, Jr.
---------------------------
Frederick C. Flynn, Jr.
Chief Financial Officer
August 21, 2002


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